SECURITIES AND EXCHANGE COMMISSION

                       450 Fifth Street, NW
                      Washington, DC  20549

                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        February 24, 1997
                (date of earliest event reported)

                  PNC MORTGAGE SECURITIES CORP.
             as Depositor and Master Servicer under a
                 Pooling and Servicing Agreement
                   dated as of February 1, 1997
                  providing for the issuance of

                         $177,376,357.45

                MORTGAGE PASS-THROUGH CERTIFICATES
                          SERIES 1997-2

          Delaware                 33-84896            T/B/D

          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification
          Incorporation)           Number)

                      75 NORTH FAIRWAY DRIVE
                  VERNON HILLS, ILLINOIS  60061

             (Address of principal executive offices)

       Registrant's telephone number, including area code:

                          (847) 549-6500

Item 1.   Changes in Control of Registrant.
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not Applicable.

Item 3.   Bankruptcy or Receivership.
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          Not Applicable.

Item 5.   Other Events.
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
          Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               23.1 The consent of Coopers & Lybrand L.L.P., independent
                    accountants, to the incorporation by reference of certain financial statements of MBIA Insurance Corporation and and its subsidiaries.

Item 8.   Change in Fiscal Year.
          Not Applicable.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PNC MORTGAGE SECURITIES CORP.


Date:  February 24, 1997                By:  /s/ Thomas G. Lehmann
                                             ----------------------
                                             Thomas G. Lehmann
                                             Vice President and General Counsel

                          EXHIBIT INDEX


     Exhibit

     23.1 The consent of Coopers & Lybrand L.L.P., independent accountants, to the incorporation by reference of certain financial statements of MBIA Insurance
          Corporation and its subsidiaries.